UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Trans World Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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May 5, 2008

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Trans World Corporation. The meeting will be held at the Route 59 Casino, 199 American Way, Hate-Chvalovice, Znojmo 669 02, Czech Republic, on Friday, June 13, 2008 at 5:00 p.m. Czech time.  The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders.  For the reasons set forth in the attached Proxy Statement, the Board unanimously recommends that you vote “FOR” the Board’s nominees for director and “FOR” each matter to be considered.  Directors and officers of the Company will be present at the Annual Meeting to respond to any questions that stockholders may have.

It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person.  We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting.  This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

Your continued support of, and interest in, Trans World Corporation are greatly appreciated.

Sincerely,

Rami S. Ramadan

President, Chief Executive Officer and

Chief Financial Officer

TRANS WORLD CORPORATION

545 Fifth Avenue, Suite 940

New York, New York 10017

(212) 983-3355

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 13, 2008

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (“Annual Meeting”) of Trans World Corporation (“TWC” or the “Company”) will be held at the Route 59 Casino, 199 American Way, Hate-Chvalovice, Znojmo 669 02, Czech Republic, on Friday, June 13, 2008 at 5:00 p.m. Czech time.  At the meeting, the holders of the Company’s common stock, par value $0.001 per share (“Common Stock”), will act on the following matters, all of which are more completely set forth in the accompanying Proxy Statement:

(1)           To elect five (5) directors for a one-year term or until their successors are elected and qualified;

(2)           To amend the Company’s Articles of Incorporation to increase the number of authorized shares of common stock, $0.001 par value per share (the “Common Stock”);

(3)           To ratify the appointment by the Board of Directors of Rothstein, Kass & Company, P.C. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2008; and,

(4)           To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.  Except with respect to the procedural matters incident to the conduct of the Annual Meeting, management is not aware of any other such business.

The Board of Directors has fixed May 2, 2008 as the voting record date for the determination of the holders of the Company’s Common Stock, entitled to notice of and to vote at the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Rami S. Ramadan

President, Chief Executive Officer and

Chief Financial Officer

May 5, 2008

New York, New York

You are cordially invited to attend the Annual Meeting.  Each stockholder and guest attending the Annual Meeting may be required to present valid picture identification for admission.  Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.

It is important that your shares be represented regardless of the number you own.  Even if you plan to be present, you are urged to complete, sign, date and return the enclosed proxy card promptly in the envelope provided.  If you attend the meeting, you may vote either in person or by proxy.  Any proxy given may be revoked by you in writing or in person at any time prior to the exercise thereof.

TRANS WORLD CORPORATION

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

June 13, 2008

GENERAL

This Proxy Statement is furnished to holders of common stock, par value $0.001 per share (“Common Stock”), of Trans World Corporation, a Nevada corporation (“TWC” or the “Company”).  Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders (“Annual Meeting”) to be held at the Route 59 Casino, 199 American Way, Hate-Chvalovice, Znojmo 669 02, Czech Republic, on Friday, June 13, 2008 at 5:00 p.m. Czech time or at any adjournment or postponement thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders.  This Proxy Statement is first being mailed to stockholders on or about May 5, 2008.

The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein.  If no contrary instructions are given, each proxy received will be voted (i) FOR the nominees for director described herein; (ii) FOR the amendment of the Company’s Articles of Incorporation to increase the authorized shares of Common Stock; (iii) FOR ratification of the appointment of Rothstein, Kass & Company, P.C., as the Company’s independent registered public accountants for fiscal 2008; and (iv) upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the proxy holder.  Any holder of shares of the Company’s Common Stock who returns a signed proxy but fails to provide instructions as to the manner in which such shares are to be voted will be deemed to have voted in favor of the matters set forth in the preceding sentence.  Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Secretary, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person.  Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment or postponement thereof and will not be used for any other meeting.

VOTING

Only holders of record of the Common Stock at the close of business on May 2, 2008 (“Voting Record Date”) will be entitled to vote at the Annual Meeting.  On the Voting Record Date, there were 8,846,624 shares of Common Stock outstanding and the Company had no other class of equity securities outstanding.  The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding Common Stock of the Company entitled to vote on the matters presented will constitute a quorum for the transaction of business at the Annual Meeting.  Thus, the presence of the holders of Common Stock representing at least 4,423,313 votes will be required to establish a quorum.  The withdrawal of any stockholder after the Annual Meeting has commenced, will have no effect on the existence of a quorum.  Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting.  Directors are elected by a plurality of the votes cast with a quorum present.  A properly executed proxy that strikes through the name of one or more Directors or is marked “withhold authority” with respect to all of the nominees for Director will not be voted with respect to the director or directors indicated.  The five persons who receive the greatest number of votes of the holders of shares of Common Stock entitled to vote at the Annual Meeting will be elected directors of the Company.  Abstentions are considered in determining the presence of a quorum but will not affect the vote required for the election of directors.  The affirmative vote of the holders of majority of all of the outstanding shares of Common Stock of the Company entitled to vote at the Annual Meeting is required for the proposal to amend the Company’s Articles of Incorporation to increase the authorized Common Stock and the proposal to ratify the appointment of the independent registered public accountants. Because of the votes required, abstentions will have the same effect as a vote against these proposals.

Under rules applicable to broker-dealers, the proposals to elect directors and to approve the appointment of the independent auditors are considered “discretionary” items. This means that brokerage firms may vote in their discretion on these matters on behalf of clients who have not furnished voting instructions at least 10 days before the date of the meeting. In contrast, the proposal to amend the Company’s Articles of Incorporation to increase the number of shares of authorized Common Stock is a “non-discretionary” item. This means that brokerage firms that have not received voting instructions from their clients on this proposal may not vote on it. These so-called “broker non-votes” will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining a quorum, but will not be considered in determining the number of votes necessary for approval and will have no effect on the outcome of the vote for the proposal to amend the Company’s Articles of Incorporation to increase the number of shares of authorized Common Stock.

On May 2, 2008, directors and executive officers beneficially owned 3,833,901 shares of Common Stock or 41.3% of the total shares of Common Stock outstanding at such date.  It is anticipated that all of such shares will be voted FOR the election of the nominees of the Company’s Board of Directors; FOR the amendment to the Company’s Articles of Incorporation to increase the number of shares of authorized Common Stock; and FOR the ratification of the selection of Rothstein, Kass & Co., P.C. as the Company’s independent registered public accountants.

CORPORATE GOVERNANCE PRINCIPLES

The Securities and Exchange Commission (“SEC”) and the NASDAQ have promulgated rules to address certain requirements of the Sarbanes-Oxley Act of 2002 dealing with corporate governance.  In accordance with those rules, the Company’s Board of Directors and its Audit, Compensation and Nominating Committees adopted in the first quarter of 2004 governance principles to provide guidance for the Board and those committees to ensure effective corporate governance.  These governance principles are summarized below.  The committee charters are described in the sections of this Proxy Statement that discuss the duties and responsibilities of those committees.

Board Purpose and Responsibilities

The business of TWC is managed under the direction of its Board of Directors.  The Board represents and acts on behalf of all stockholders and the Company and is responsible for establishing and helping the Company achieve its business objectives through oversight, review and counsel.  The Board’s responsibilities include, among other things:

• approving and monitoring critical business and financial strategies;

• assessing major risks facing the Company, and options for their mitigation;

• approving and monitoring major corporate actions;

• overseeing processes designed to ensure TWC’s and TWC’s employees’ compliance with applicable laws and regulations and the Company’s Code of Ethics for Executive Officers;

• overseeing processes designed to ensure the accuracy and completeness of the Company’s financial statements;

• monitoring the effectiveness of TWC’s internal controls;

• selecting, evaluating, and setting appropriate compensation for the chief executive officer upon the recommendation of the Compensation Committee of the Board;

• reviewing the recommendations of management for, and electing, the Company’s executive officers; and,

• overseeing the compensation of the Company’s executive officers elected by the Board.

Governance Guidelines

The Board of Directors has determined that to be considered independent, an outside director may not have a direct or indirect material relationship with the Company.  A material relationship is one which impairs or inhibits, or has the potential to impair or inhibit, a director’s exercise of critical and disinterested judgment on behalf of the Company and its stockholders.  In determining whether a material relationship exists, the Board considers a number of factors, which may include, for example, the purchase or sales of goods and/or services between the Company and an entity with which a director is affiliated (as an executive officer, partner or substantial stockholder).  The Audit Committee reviews the Board’s approach to determining director independence periodically and recommends changes as appropriate for consideration and approval by the full Board.  Notwithstanding the number of shares beneficially owned by Mr. Ewing, the Board found him to be independent under the applicable rules and guidelines.

Consistent with these considerations, the Board has reviewed all relationships between the Company and the members of the Board.  Except for Mr. Ramadan, who serves as the Company’s president, chief executive officer and chief financial officer and as a member of the Company’s Board of Directors, the remaining four members of the Company’s Board of Directors consist of independent directors who meet the requirements of rules for independence promulgated by the SEC and by The NASDAQ Stock Market.

The Board of Directors has adopted corporate governance guidelines that set forth certain Board policies including:

• qualifications for employee and non-employee Board members;

• how often the Board will meet, provisions for special meetings of the Board and the expectation of director attendance;

• when a Board member should not participate in Board discussions or vote on a Board matter;

• restrictions on service on the Boards of other companies;

• the purpose and responsibilities of the Board committees;

• committee membership and leadership;

• the Board’s ability to meet with TWC employees without the presence of executive officers to obtain information;

• the Board’s ability to hire such independent advisers, including attorneys, accountants and other consultants, as it deems necessary or appropriate to carry out its duties; and,

• stockholder access to the Board.

A copy of the Company’s Corporate Governance Guidelines and the Board Committee Charters will be furnished to any stockholder upon written request.  Such requests should be sent to:  Jill A. Yarussi, Corporate Secretary, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017.

Ethical Standards

The Board of Directors also codified principles and guidelines for the Company’s executive officers.  The Code of Ethics for Executive Officers (the “Code”) requires that TWC’s executive officers affirmatively agree to:

• engage in honest and ethical conduct;

• avoid conflicts of interest;

• take all reasonable measures to protect the confidentiality of non-public information about TWC and its customers;

• produce full, accurate, timely and understandable disclosure in reports filed with the SEC;

• comply with any applicable governmental laws, rules and regulations; and,

• report any possible violation of the Code to TWC’s chief financial officer.

A copy of the Company’s Code of Ethics is attached to this Proxy Statement as Appendix A and will be furnished to any stockholder upon written request.  Such requests should be sent to:  Jill A. Yarussi, Corporate Secretary, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017.  If the Company amends or waives the Code of Ethics with respect to the chief executive officer, principal financial or principal accounting officer, it will describe the amendment or waiver in a Form 8-K to be filed with the SEC under applicable regulations.

Communications with the Board of Directors

The Board of Directors has established a process for stockholders to communicate with members of the Board.  If you have any concern, question or complaint regarding TWC or regarding its compliance with any policy or law, or would otherwise like to contact the Board, you can reach the Company’s Board of Directors by addressing your correspondence to:  Attention: Board of Directors, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017.  Inquiries can be submitted anonymously and confidentially (to the extent permitted by law).

All inquiries are received and reviewed by the Company’s president, chief executive and chief financial officer, who must forward to the Board of Directors all items received.  If appropriate, such officer will also direct inquiries most properly addressed by officers of the Company to those officers to ensure that the inquiries are responded to in a timely manner.  The Board of Directors, or, if appropriate, a committee of the Board (such as the Audit Committee if the matter relates to accounting, auditing or internal controls), will discuss these inquiries internally and will direct any additional action it determines is necessary or appropriate.  The Board will resolve all Board-appropriate matters and will direct management as to how and when to respond to the inquiring stockholder or stockholders.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR

Election of Directors

The Bylaws of the Company provide that the Board shall consist of not less than three or more than nine members.  Currently, the membership of the Board is set at five and at present consists of five members.  The Nominating Committee of the Board has nominated the five individuals named below to serve as directors of the Company until the next annual meeting of shareholders or until their respective successors have been elected and qualified.  All of the nominees are members of the current Board.  Each nominee has consented to serve if elected.  There are no arrangements or understandings between the persons named as nominees for director at the Annual Meeting and any other person pursuant to which such nominee was selected as a nominee for election as a director at the Annual Meeting.  No director or nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption.

The Charter of the Nominating Committee of the Board of Directors specifies that the Nominating Committee is responsible for the recommendation of a nominee to the Board, or a replacement member to the Board when a vacancy occurs on the Board by reason of disqualification, resignation, retirement, death or an increase in the size of the Board.  The Committee will consider director nominations by stockholders.  The Committee will consider, at a minimum, the following factors in recommending to the Board potential new Board members, or the continued service of existing members:

• the characteristics described in the Corporate Governance Guidelines (i.e., demonstrated character and integrity; experience at a strategy or policy setting level; high-level managerial experience in a relatively complex organization, or experience dealing with complex problems; an ability to work effectively with others; sufficient time to devote to the affairs of the Company; and freedom from conflicts of interest);

• whether the member or potential member assists in achieving a mix of Board members that represents a diversity of background and experience, including with respect to age, gender, international background, race, and specialized experience;

• whether the member or potential member is subject to a disqualifying factor as described in the Corporate Governance Guidelines (i.e., relationships with competitors, customers, suppliers, contractors, investment bankers, counselors or consultants, or recent previous employment with the Company);

• whether an existing member has reached retirement age or a term limit as described in the Corporate Governance Guidelines;

• the member’s or potential member’s independence;

• whether the member or potential member would be considered a “financial expert” or “financially literate” as described in applicable statutes, listing standards, or Audit Committee guidelines;

• the extent of the member’s or potential member’s business experience, technical expertise, or specialized skills or experience;

• whether the member or potential member, by virtue of particular experience relevant to the Company’s current or future business, will add specific value as a Board member; and,

• any factors related to the ability and willingness of a new member to serve, or an existing member to continue his or her service.

The election of each nominee requires the affirmative vote of a plurality of the shares of Common Stock represented in person or by proxy at the Annual Meeting.  Cumulative voting for directors is not permitted.  The Board recommends a vote FOR the election of each of the nominees listed below.  In the absence of other instructions, the proxies will be voted FOR the election of the nominees named below.  If, prior to the Annual Meeting, the Board should learn that any nominee will be unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies that otherwise would have been voted for such nominee will be voted for such substitute nominee as selected by the Board.  Alternatively, the proxies, at the Board’s discretion, may be voted for such fewer number of nominees as results from such death, incapacity or other unexpected occurrence.  The Board has no reason to believe that any of the nominees will be unable to serve.

Information concerning the principal position with the Company and principal occupation of each nominee for director during the past five years is set forth below.

Nominees

Rami S. Ramadan, 58, has served as the Company’s Chief Executive Officer and Chief Financial Officer (“CEO/CFO”) since July 12, 1999 and President since August 2000. His most recent prior position had been Executive Vice President of Finance for the Ian Schrager Hotels from November 1997 to July 1999. Prior to that, Mr. Ramadan held senior financial positions with Hyatt Hotels from January 1994 to November 1997, Euro Disney from October 1990 to December 1993 and Le Méridien Hotels from September 1975 to September 1990.

Julio E. Heurtematte, Jr., 72, is a private investor.  Since 1989 he has also been a consultant, specializing in international projects, trade and investments.  From 1963 to 1989, Mr. Heurtematte served with the Inter-American Development Bank in several capacities, the last as Deputy Manager for Project Analysis.

Malcolm M. B. Sterrett, 65, is a private investor.  From 1989 to 1993, he was a partner at the law firm of Pepper Hamilton & Scheetz, in Washington, D.C.  From 1988 to 1989, he served as General Counsel to the U.S. Department of Health and Human Services and from 1982 to 1988 he was a Commissioner on the U.S. Interstate Commerce Commission.  Before that, he was Vice President and General Counsel to the United States Railway Association and served as Staff Director and Counsel to the U.S. Senate Committee on Commerce, Science and Transportation.  From 1998 to 2006, Mr. Sterrett served as a member of the board of directors as well as on certain board committees of the Telos Corporation (OTC: TLSKP.PK) in Ashburn, Virginia.

Geoffrey B. Baker, 58, is a private investor and since 1983 has been a partner in a private investment firm and a member of various corporate and civic boards. A graduate of Stanford University and Georgetown University Law Center, Mr. Baker previously served as Legislative Director to U.S. Senator Lowell P. Weicker, Jr., and as Professional Staff Member on the U.S. Senate Committee on Commerce, Science and Transportation.

Timothy G. Ewing, 47, a Chartered Financial Analyst, is the managing partner of Ewing & Partners and the manager of Value Partners, Ltd., a private investment partnership formed in 1989, and of the Endurance Partnerships, private investment partnerships formed in 2001.  Mr. Ewing has been a member of the board of directors of Cherokee, Inc. (NASDAQ:  CHKE) in Van Nuys, California since 1997.  He is the chairman of the board of Harbourton Capital Group (PK: HBTC) in McLean, Virginia and has served on its board of directors since 2000.  In addition, he is immediate past chairman and an executive board member of the Dallas Museum of Nature and Science, serves on the board of directors of The Dallas Opera, the board of trustees of the Baylor Healthcare System Foundation, and the advisory board of the University of Texas at Dallas’ Holocaust Studies Program.

The Board of Directors recommends that you vote FOR the election of the above nominees for director.

Board of Directors Meetings and Committees of the Board

The Company’s Board of Directors, which is chaired by Mr. Sterrett in a non-executive role, has responsibility for establishing broad corporate policies and overall performance of TWC and is not involved in the day-to-day operating details of the Company’s business.  Members of the Board are kept informed of the Company’s business through various documents and reports provided by the President and other officers of the Company and by participating in Board and Board committee meetings.  Each director has access to all books, records and reports of TWC, and members of management are available at all times to answer any director’s questions.

The Chairman of the Board organizes Board activities to enable the Board to effectively provide guidance to, and oversight and accountability of, management.  To fulfill that role, the Chairman, among other things, creates and maintains an effective working relationship with the CEO/CFO and other members of management and with the other members of the Board; provides the CEO/CFO ongoing direction as to Board needs, interests and opinions; and assures that the Board agenda is appropriately directed to the matters of greatest importance to the Company.  In carrying out his responsibilities, the Chairman preserves the distinction between management and oversight, maintaining the responsibility of management to develop corporate strategy and the responsibility of the Board to review and express its views on corporate strategy.  The functions of the Chairman include:

• presiding over all meetings of the Board of Directors and shareholders, including regular executive sessions of the Board in which the management director and other members of management do not participate;

• advising Committee chairs, in consultation with the CEO/CFO, on meeting schedules, agenda and information needs for the Board committees;

• coordinating periodic review of management’s strategic plan for the Company;

• coordinating the annual performance review of the CEO/CFO and other key senior managers;

• consulting with Committee Chairmen about the retention of advisors and experts;

• acting as the principal liaison between the independent directors and the CEO/CFO on sensitive issues;

• working with the Nominating Committee to develop and maintain the agreed-on definitions of the role of the Board and the organization, processes and governance guidelines necessary to carry it out;

• after consulting with other Board members and the CEO/CFO, making recommendations to the Nominating Committee as to the membership of various Board Committees and Committee Chairmen; and,

• performing such other duties and services as the Board may require.

The Board holds biweekly conference calls and meets in person on an as-needed basis.  The Board held 21 conference calls, met three times in person and conducted business by written consent twice during the Company’s fiscal year ended December 31, 2007.  No director attended fewer than 75% of the total number of meetings of the Board or meetings of the committees of the Board of which he was a member during the year ended December 31, 2007.  All directors were present at the 2007 Annual Meeting of Stockholders, although the Company has no policy governing mandatory attendance at the Annual Meeting.

The Board of Directors of TWC is authorized by its bylaws to elect members of its Board to committees of the Board which may be necessary or appropriate for the conduct of the business of the Company.  At December 31, 2007, TWC had the following three committees:

Audit Committee.  The Audit Committee has the responsibilities set forth in the Company’s Audit Committee Charter.  It reviews and approves internal accounting controls, internal audit operations and activities, the Company’s annual report and audited financial statements, the selection of the Company’s independent auditors, the activities and recommendations of the Company’s independent auditors, material changes in the Company’s accounting procedures, the Company’s policies regarding conflicts of interest and such other matters as may be delegated by the Board.  The Audit Committee is composed of Mr. Baker, the Committee’s Chairman, and Messrs. Ewing, Heurtematte and Sterrett, all of whom are non-employee, “independent” directors, with Mr. Heurtematte serving as the “audit committee financial expert.”  The Audit Committee met once in person and conducted business by consent four times in 2007.  Additionally, the Committee’s Chairman conferred once via telephone with the committee members regarding audit matters in 2007.

A copy of the Company’s Audit Committee Charter is attached to this Proxy Statement as Appendix B and will be furnished to any stockholder upon written request.  Such requests should be sent to:  Jill A. Yarussi, Corporate Secretary, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017.

Compensation Committee.  The Compensation Committee, whose responsibilities are enumerated in the Company’s Compensation Committee Charter, sets the compensation for executive officers of the Company and sets the terms of grants of awards under the Company’s 2004 Equity Incentive Plan (the “2004 Equity Plan”), and any other equity-based compensation plans adopted by the Company.  Additional information on the roles and responsibilities of the Compensation Committee is provided in Item 10. “Executive and Director’s Compensation” in the Form 10-KSB for the year ended December 31, 2007, which accompanies this Proxy Statement and which Item is incorporated herein by reference (the “Form 10-KSB”).  The Compensation Committee, composed of Mr. Heurtematte, the Committee’s Chairman, and Messrs. Baker, Ewing, and Sterrett, met three times, conferred by phone twice and conducted business by consent once in 2007.

A copy of the Company’s Compensation Committee Charter is attached to this Proxy Statement as Appendix C and will be furnished to any stockholder upon written request.  Such requests should be sent to:  Jill A. Yarussi, Corporate Secretary, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017.

Nominating Committee.  The Nominating Committee reviews, evaluates and recommends candidates for the Board, oversees and evaluates the Board and Company’s management appointments, selects Board committee chairs and membership, and performs any other activities as the Committee deems appropriate, or as are requested by the Board, consistent with the Committee’s Charter, the Company’s Bylaws and applicable law.  The Nominating Committee, composed of Mr. Ewing, the Committee’s Chairman, and Messrs. Baker, Heurtematte and Sterrett, met once in 2007.

A copy of the Company’s Nominating Committee Charter is attached to this Proxy Statement as Appendix D and will be furnished to any stockholder upon written request.  Such requests should be sent to:  Jill A. Yarussi, Corporate Secretary, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017.

The members of each of the above-described committees are considered by the Board to be “independent” under the rules promulgated by the SEC and The NASDAQ Stock Market.  There were no transactions or relationships between the directors or any members of their immediate families (or any entity of which a director or immediate family member is an executive officer, general partner or significant equity holder) and members of the Company’s senior management or their affiliates except as set forth below in the section entitled “Certain Transactions.”

Compensation of Directors

Non-employee directors’ compensation includes a cash retainer fee of $6,250 per quarter, per member.  In addition, the non-executive chairman of the Board receives an additional $1,250 per quarter, while each chairman of the Board’s three Committees receives $625 per quarter.  To recognize the burden and importance of the Audit Committee, effective June 30, 2006, each member of this Committee is compensated an additional $1,250 per quarter, of which $625, or a greater portion of each member’s compensation, can be deferred by election to the Company’s Deferred Compensation Plan.  The unfunded Deferred Compensation Plan obligations are payable only in the form of the Company’s Common Stock upon the earlier of:  (i) a designated, in-service distribution date which must be a minimum of three (3) years from the year of the first deferral; (ii) separation of employment; (iii) disability; (iv) a change in control of the Company; or (v) death.  All members of the Board are reimbursed for their out-of-pocket expenses in connection with attending Board meetings.  Full-time employee directors of the Company do not receive any fees for attending Board or Committee meetings.

The following table sets forth information concerning compensation paid or accrued by the Company to each member of the Board of Directors during the year ended December 31, 2007.  Mr. Ramadan has been omitted from the table as his compensation is fully reported in the Summary Compensation Table which is incorporated herein by reference.

Name	Fees Earned or Paid in Cash(1)	Stock Awards	Option Awards(2)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total

Geoffrey B. Baker	$32,500	$—	$—	$—	$—	$—	$32,500

Timothy G. Ewing	$32,500	$—	$—	$—	$—	$—	$32,500

Julio E. Heurtematte, Jr.	$32,500	$—	$—	$—	$—	$—	$32,500

Malcolm M.B. Sterrett	$35,000	$—	$—	$—	$—	$—	$35,000

(1)   Includes payment of directors’ fees for service on the Board of the Company.  Also includes the payment of fees for attendance at meetings of Board Committees on which the director serves as well as fees for service as Chairman of a Board Committee.  Pursuant to our Company’s adoption of the Deferred Compensation Plan in June 2006, each director elected to defer a portion of his quarterly retainer, which, for the year ended December 31, 2007, was $2,500 each for Mr. Baker, Mr. Heurtematte and Mr. Sterrett, which amounts are included in the sums set forth in the table.  Mr. Ewing deferred his entire quarterly retainer fees, which totaled $32,500 for the same period.

(2)   Reflects the amount, if any, expensed in accordance with Statement of Financial Accounting Standards No. 123(R) during fiscal 2007 with respect to the grants of stock options.  Until its termination in June 30, 2006, each non-employee director was granted, on a quarterly basis, non-qualified options to purchase 25 shares of Common Stock, which were fully vested on the dates of grant, and at the closing market price of the date of grant.  For a discussion of the assumptions used to establish the valuation of the stock options, reference is made to Note 10 of the Notes to the Consolidated Financial Statements included in our 2007 Annual Report to Stockholders, which accompanies this Proxy Statement.

Report of the Audit Committee

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the “Exchange Act”) except to the extent the Company specifically incorporates this Report by reference therein.

The Audit Committee, comprised of independent directors, met with the independent registered public accounting firm (the “independent auditors”), management and internal auditors to assure that all were carrying out their respective responsibilities. The Audit Committee discussed with, and received a letter from, the independent auditors confirming their independence. Both the independent auditors and the internal auditors had full access to the Audit Committee, including the ability to meet with the Audit Committee without management present.

The Audit Committee met with the independent auditors to discuss their fees and the scope and results of their audit work, including the adequacy of internal controls and the quality of financial reporting. The Audit Committee also discussed with the independent auditors their judgments regarding the quality and acceptability of the Company’s accounting principles, the clarity of its disclosures and the degree of aggressiveness or conservatism of its accounting principles and underlying estimates.

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2007 with management.  The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 “Communication with Audit Committees,” as may be modified or supplemented.  The Audit Committee has received the written disclosures and the letter from the independent registered public accountants required by the Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent accountant, the independent accountant’s independence.  Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2007 for filing with the Securities and Exchange Commission.

By the Committee:

Geoffrey B. Baker, Chairman
Timothy G. Ewing
Julio E. Heurtematte, Jr.
Malcolm M.B. Sterrett

BENEFICIAL OWNERSHIP OF COMMON STOCK
BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Common Stock as of the Voting Record Date of May 2, 2008, unless otherwise noted, (a) by each shareholder who is known by the Company to own beneficially more than 5.0% of the outstanding Common Stock, (b) by each director who is also a nominee for director, (c) by each executive officer named in the Summary Compensation Table which is set forth in the Company’s Form 10-KSB for the year ended December 31, 2007 and incorporated herein by reference, and by all executive officers and directors as a group.  Unless otherwise noted, each of the shareholders listed in the table or included within a group listed in the table possesses sole voting and investment power with respect to the shares indicated subject to community property laws where applicable. The business address for each director and officer of the Company is 545 Fifth Avenue, Suite 940, New York, New York 10017.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned (1)	Percentage of Ownership (1)
Value Partners, Ltd. (2)	3,326,679	37.6%
Rami S. Ramadan (3)	433,000	4.7
Julio E. Heurtematte, Jr. (4)	24,754		*
Malcolm M.B. Sterrett (5)	24,754		*
Geoffrey B. Baker (6)	24,714		*
Timothy G. Ewing (7)	3,326,679	37.6
Special Situations Funds (8)	2,081,008	23.5
Wynnefield Small Cap Value Offshore Fund, Ltd (9)	1,411,248	16.0
SC Fundamental Funds Group (10)	588,235	6.6
All directors and the executive officer as a group (5 persons) (11)	3,833,901	41.3%

*	Less than 1%.

(1)

The percentage of outstanding shares is based on 8,846,624 shares outstanding as of May 2, 2008 and, for certain individuals and entities, on reports filed with the SEC or on information provided directly to our Company by such individuals or entities. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from May 2, 2008 upon the exercise of options or warrants. Each beneficial owner’s percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person) are exercisable within 60 days from May 2, 2008 have been exercised. Included are shares of Common Stock issuable upon the exercise of options or warrants to purchase the Company’s Common Stock.

(2)	Value Partners, Ltd. is a Texas limited partnership, managed by Ewing & Partners, whose business address is 4514 Cole Avenue, Suite 808, Dallas, Texas 75205. See Note (7) below.

(3)

Consists of 3,500 shares of Common Stock, 354,500 shares subject to incentive options, granted to Mr. Ramadan, of which 159,500 have vested, and 75,000 shares of restricted stock, of which none have vested. (See “Item 10. Executive Compensation.” in the Company’s Form 10-KSB).

(4)

Includes 24,029 shares of Common Stock and an aggregate of 725 shares of Common Stock subject to non-qualified options, all of which were fully vested on the dates of grant. Effective the quarter ended September 30, 2006, as part of Mr. Heurtematte’s participation in the Company’s Deferred Compensation Plan, quarterly option grants were terminated for members of the Board of Directors in lieu of a nominal increase in the annual retainer, of which a minimum of 25% is allocated to the Deferred Compensation Plan. The number of shares of Common Stock allocated to Mr. Heurtematte’s account under the Deferred Compensation Plan was 1,303 as of May 2, 2008, which are not included in this table.

(5)

Includes 24,029 shares of Common Stock and an aggregate of 725 shares of Common Stock subject to non-qualified options, all of which were fully vested on the dates of grant. Effective the quarter ended September 30, 2006, as part of Mr. Sterrett’s participation in the Company’s Deferred Compensation Plan, quarterly option grants were terminated for members of the Board of Directors in lieu of a nominal increase in the annual retainer, of which a minimum of 25% is allocated to the

Deferred Compensation Plan.  The number of shares of Common Stock allocated to Mr. Sterrett’s account under the Deferred Compensation Plan was 1,303 as of May 2, 2008, which is not included in this table.

(6)

Includes 24,029 shares of Common Stock and an aggregate of 685 shares of Common Stock subject to non-qualified options, all of which were fully vested on the dates of grant. Effective the quarter ended September 30, 2006, as part of Mr. Baker’s participation in the Company’s Deferred Compensation Plan, quarterly option grants were terminated for members of the Board of Directors in lieu of a nominal increase in the annual retainer, of which a minimum of 25% is allocated to the Deferred Compensation Plan. The number of shares of Common Stock allocated to Mr. Baker’s account under the Deferred Compensation Plan was 1,303 as of May 2, 2008, which is not included in this table.

(7)

Mr. Timothy G. Ewing is the managing partner of Ewing & Partners, which manages Value Partners, Ltd. His beneficial ownership includes 3,326,679 shares of Common Stock, held by Value Partners, Ltd. (See also Note (2) above). Effective the quarter ended September 30, 2006, as part of Mr. Ewing’s participation in the Company’s Deferred Compensation Plan, quarterly option grants were terminated for members of the Board of Directors in lieu of a nominal increase in the annual retainer, of which a minimum of 25% is allocated to the Deferred Compensation Plan. Mr. Ewing elected to defer his entire retainer in 2007. The number of shares of Common Stock allocated to Mr. Ewing’s account under the Deferred Compensation Plan was 14,936 as of May 2, 2008, which is not included in this table.

(8)

AWM Investment Company, Inc. (“AWM”), whose address is 527 Madison Avenue, Suite 2600, New York, New York 10022, is the general partner of, and investment adviser to, the Special Situations Cayman Fund, L.P. (“SSCF”) and the investment adviser to the Special Situations Private Equity Fund, L.P. (“SSPEF”). Austin W. Marxe and David M. Greenhouse are the principal owners of AWM. Through their control of AWM, Messrs. Marxe and Greenhouse share voting and investment control over the portfolio securities of SSCF and SSPEF (collectively referred to as “Special Situations Funds”). SSPEF beneficially owns 1,192,908 shares of Common Stock, of which 1,114,500 were from their participation in the Company’s two capital raises, while SSCF beneficially owns 888,100 shares of Common Stock, of which 886,100 were acquired in the same raises.

(9)

Wynnefield Small Cap Value Offshore Fund, Ltd., Wynnefield Partners Small Cap Value LP and Wynnefield Partners Small Cap Value LP I (collectively referred to as “Wynnefield Funds”), all managed by Wynnefield Capital, Inc., a private investment firm, whose address is 450 Seventh Avenue, Suite 509, New York, New York 10123, directly beneficially owns 1,411,248 shares of the Company’s Common Stock, of which 1,335,353 were from its participation in TWC’s two capital raises. Wynnefield Small Cap Value Offshore Fund, Ltd. beneficially owns 1,088,248 shares of Common Stock; Wynnefield Partners Small Cap Value LP beneficially owns 148,000 shares of Common Stock; and Wynnefield Partners Small Cap Value LP I beneficially owns 175,000 shares of Common Stock.

(10)

SC Fundamental Value Funds LP (“SCFVF”) and SC Fundamental Value BVI, Ltd (“SCFVBVI”), collectively referred to as SC Fundamental Value Funds, whose address is 747 Third Avenue, 27th Floor, New York, New York 10017, were participants in the Company’s $4.75 million capital raise. SCFVF is managed by SC Fundamental LLC, as general partner, and beneficially owns 335,295 shares of Common Stock, while SCFVBVI is managed by SC BVI Partners, as investment advisor, and beneficially owns 252,940 shares of Common Stock.

(11)	See Notes (3), (4), (5), (6) and (7) above.

Equity Compensation Plan Information

The following table sets forth certain information for all equity compensation plans and individual compensation arrangements (whether with employees or non-employees, such as directors) in effect as of December 31, 2007.

Plan Category	Number of securities to be issued upon exercise of outstanding options and rights	Weighted-average exercise price of outstanding options and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders (1)	419,135	$2.41	127,270

Equity compensation plans not approved by security holders (2)	0	$0	0

Total	419,135	$2.41	127,270

(1)    Represents all the outstanding options, issued under the 2004 Equity Plan and previous equity compensation plans.

(2)    Does not include accruals made under the Company’s Deferred Compensation Plan for directors and qualified employees who may only receive such amounts in shares of the Company’s Common Stock upon elected deferment terms, which totaled 18,193 shares at December 31, 2008.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers, directors and persons who own more than 10% of the Company’s Common Stock to file reports of ownership and changes in ownership with the SEC and the Financial Industry Regulatory Authority, Inc. (formerly the National Association of Securities Dealers, Inc.) (“FINRA”) by certain dates.  Officers, directors and 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

Prior to June 2003, Value Partners held a controlling 57.5% of our issued and outstanding Common Stock.  Further, as part of its participation in the 2003 recapitalization, Value Partners received an additional 3,270,104 shares.  After the issuance of 2,809,188 and 1,000,000 shares of Common Stock as part of the $4.75 million and the $3.5 million capital raises, respectively, Value Partners’ beneficial ownership was reduced from 70.9% to 37.6% of our issued and outstanding Common Stock.

As part of their participation in the two capital raises, Special Situations Private Equity Fund LLP and Special Situations Cayman Fund, LP (collectively referred to as “Special Situations Funds”), and Wynnefield Small Cap Value Offshore Fund, Ltd, Wynnefield Partners Small Cap Value LP and Wynnefield Partners Small Cap Value LP1 (collectively referred to as “Wynnefield Funds”), currently hold 23.5% and 16.0%, respectively, of our issued and outstanding Common Stock.

We know of no other person or entity who owns 10% or more of the Company’s Common Stock.

Based solely on review of the copies of such forms either filed by us on behalf of our directors and named executive officer, or furnished to the Company, we believe that all applicable Section 16(a) filing requirements were satisfied by our directors and named executive officer during 2007, except for filings by Messrs. Baker, Heurtematte, Ewing and Sterrett relating to a total of 18,193 shares of Common Stock that were allocated to them under the Company’s Deferred Compensation Plan.  Such filings were made in April 2008.

MANAGEMENT COMPENSATION

The Company hereby incorporates by reference all of the information set forth in “Item 10. Executive and Director’s Compensation” in the Form 10-KSB for the year ended December 31, 2007 as filed by Company with the Securities and Exchange Commission (SEC File No. 000-25244) on March 11, 2008, a copy of which is enclosed with this proxy statement as part of the 2007 Annual Report to Stockholders.  The following disclosure may be found on the noted pages in the Form 10-KSB:

Topic	Page in Form 10-KSB

Executive Compensation	38
Compensation Discussion and Analysis	38
Stock Options	40
Restricted Stock Awards	40
Deferred Compensation Plan	41
Compensation Committee Interlocks and Insider Participation	42
Summary Compensation Table	42
Equity Compensation Plans	43
Outstanding Equity Awards at Fiscal Year End	44
Option Exercises and Stock Vested	44
Nonqualified Deferred Compensation	44
Employment and Change in Control Agreements	45
Potential Payments upon Termination of Employment or a Change in Control	45
Director’s Compensation	46
Employment/Severance Agreements	47

CERTAIN TRANSACTIONS

The Company recognizes that relationships between the Company and outside entities can present potential or actual conflicts of interest.  Accordingly, the Company has a written Code of Ethics policy (“Code”) that requires directors, executive officers and employees to report actual and potential conflicts of interest.  Outside activities covered by the policy include those activities involving any director, executive officer, employee or members of their immediate families.

Each director and executive officer of the Company annually completes and submits to the Company a Director and Officer Questionnaire (the “D&O Questionnaire”).  The D&O Questionnaire requests, among other things, information regarding whether any director, executive officer or their immediate family members had an interest in any transaction, or proposed transaction, with the Company, or has a relationship with another entity or person which had or proposes to enter into such a transaction.

Management reviews the D&O Questionnaires to identify any potential conflict transactions.  All relevant relationships and any transactions, along with payables and receivables, are compiled for each person and affiliation.  If a conflict transaction is identified, management submits a report of the affiliation, relationship, transaction and appropriate supplemental information to the Audit Committee, which is comprised of independent directors, for its review.  Directors and executive officers are required to promptly advise the Company of any change in the information provided in their D&O Questionnaires. Management, with the advice of special counsel, is responsible for determining whether or not an actual or potential conflict of interest exists and establishing any controls required.

Item 404(a) of Securities and Exchange Commission’s Regulation S-K (“Item 404(a)”) provides for the disclosure of transactions involving amounts exceeding the lesser of $120,000 or 1% of the assets of the Company for the last two fiscal years in which the Company is a participant and in which a “related person” has a direct or indirect material interest (‘related person transaction”).  The term “related person” is defined by Item 404(a) and includes directors, executive officers, director nominees, shareholders owning five percent or greater of the Company’s outstanding common stock and their immediate family members.  Management reviews the D&O Questionnaire in light of this Regulation in order to determine whether disclosure is required in the Proxy Statement.

No transactions concerning the Company’s directors, executive officers or immediate family members of these individuals require disclosure under Item 404(a).  However, the Company is voluntarily disclosing the following transactions:

•      Related interest expense paid to Value Partners, Ltd., an approximate 38% owner of our issued and outstanding Common Stock as of December 31, 2007, was approximately $0 and $9,000 for the years ended December 31, 2007 and 2006, respectively.

•      During the year ended December 31, 2007, we utilized the services of an attorney who is the brother of the Company’s former managing director of Czech operations.  Fees paid to that attorney in 2007 and 2006 totaled approximately $7,000 and $17,000, respectively.  We have not used said attorney’s services since January 2007.

PROPOSAL TO AMEND THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK

General

The Board of Directors has unanimously approved a proposed amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock of the Company from 9,500,000 to 20,000,000 and to thereby increase the aggregate number of authorized shares of capital stock from 13,500,000 to 24,000,000, with no increase in the 4,000,000 authorized shares of preferred stock. If the amendment is approved by the stockholders, the text of the first sentence of the first paragraph of Article THIRD of the Company’s Articles of Incorporation will be amended to read in its entirety as follows:

“Article THIRD, first paragraph, first sentence is deleted in its entirety and replaced with the following:

The Corporation shall have authority to issue a total of 24,000,000 shares of capital stock, of which 4,000,000 shares, each having a par value of $0.001 per share, shall be designated “Preferred Stock,” and of which 20,000,000 shares, each having a par value of $0.001 per share, shall be designated “Common Stock.”

As more fully set forth below, the proposed amendment is intended to improve the Company’s flexibility in meeting its future needs for unreserved Common Stock. However, and while this is not the intent of the proposal, in addition to general corporate purposes, the proposed amendment can be used to make more difficult a change in control of the Company.

As of the close of business on May 2, 2008, the Company had the following:

Common Stock issued and outstanding	8,846,624

Vested and unvested restricted stock grants	75,000

Shares reserved for issuance pursuant to the Deferred Compensation Plan	23,801

Shares reserved for issuance under granted and outstanding options (exercisable and unexercisable)	429,135

Total Common Stock issued, outstanding and reserved	9,374,560

Reasons for the Amendment

From its inception, the Company generally has funded its operations through the issuance of Common Stock or securities convertible into or exercisable for its Common Stock and of debt.

If the amendment to our Articles of Incorporation is approved, we will have the authority to issue 10,097,504 additional shares of Common Stock without further stockholder approval in addition to the 527,936 shares that are reserved for future issuance under our stockholder-approved stock incentive plans and the Company’s Deferred Compensation Plan noted above.

We believe that the number of authorized shares of Common Stock should be increased to provide sufficient shares for such corporate purposes as may be determined by our Board to be necessary or desirable.  These purposes may include, without limitation:

•      raising capital through the sale of Common Stock or securities convertible into Common Stock;

•      acquiring other businesses in exchange for shares of our Common Stock; entering into collaborative joint venture arrangements with other companies in which our Common Stock or the right to acquire our Common Stock are part of the consideration;

•      facilitating broader ownership of our Common Stock by effecting a stock split or issuing a stock dividend; and

•      attracting and retaining valuable employees by the issuance of additional stock options or stock grants, including additional shares reserved for future option grants under our equity incentive plans (that include stock options, stock appreciation rights and stock grants).

Our Board considers the authorization of additional shares of Common Stock advisable to ensure prompt availability of shares for issuance should the occasion arise.

The increased number of authorized shares of Common Stock will be available for issue from time to time for such purposes and consideration as the Board of Directors may approve and no further vote of stockholders of the Company will be required, except as provided under Nevada law or under the rules of any national securities exchange or market on which shares of Common Stock of the Company are at the time listed. The availability of additional shares for issuance, without the delay and expense of obtaining the approval of stockholders at a special meeting, will afford the Company greater flexibility in acting upon proposed transactions.

The Company currently has no plans to issue any additional shares of Common Stock other than the shares that previously have been reserved for issuance as described above.

The increase in authorized Common Stock will not have any immediate effect on the rights of existing stockholders. To the extent that additional authorized shares are issued in the future, they would decrease the existing stockholder’s percentage equity ownership and, depending on the price at which they are issued, may be dilutive to existing stockholders. The additional shares of Common Stock for which authorization is sought would have identical rights, preferences and privileges to the shares of Common Stock of the Company authorized prior to approval of this proposal. Holders of Common Stock do not have preemptive rights to subscribe to additional securities that may be issued by the Company, which means that current stockholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership interest in the Company.

The increase in the authorized Common Stock may facilitate certain anti-takeover strategies that may be advantageous to management if management attempts to prevent or delay a change of control of the Company. For example, the Board of Directors could cause additional shares to be issued to a holder or holders who might side with the Board of Directors in opposing a takeover bid. Additionally, the existence of such shares might have the effect of discouraging any attempt by a person or entity, through an acquisition of a substantial number of shares of Common Stock, to acquire control of the Company, since the issuance of such shares could dilute the Common Stock ownership of such person or entity. Employing such devices may adversely impact stockholders who desire a change in management or who desire to participate in a tender offer or other sale transaction involving the Company. At the present time, the Company is not aware of any contemplated mergers, tender offers or other plans by a third party to attempt to effect a change in control of the Company, and this proposal is not being made in response to any such attempts.

The Articles of Incorporation of the Company authorizes the issuance of 4,000,000 shares of preferred stock, of which no shares are currently issued and outstanding. The Board of Directors, within the limitations and restrictions contained in the Articles of Incorporation, applicable law and applicable stock exchange regulations, and without further action by the Company’s stockholders, has the authority to issue the undesignated preferred stock with rights that could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company.

While it may be deemed to have potential anti-takeover effects, the proposed amendment to increase the authorized Common Stock is not proposed for such reason or prompted by any specific effort or takeover threat currently perceived by the Board of Directors. Moreover, the Board of Directors does not currently intend to propose additional anti-takeover measures in the foreseeable future.

Vote Required; Board of Directors’ Recommendation

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company is required to authorize the proposed increase in the authorized number of shares of Common Stock. Both abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as votes against this proposal.

The Board of Directors unanimously recommends that you vote FOR the proposal to amend the Articles of Incorporation to increase the authorized number of shares of Common Stock from 9,500,000 to 20,000,000. Proxies solicited by management for which no specific direction is included will be voted FOR the proposal unless a vote against the proposal or abstention is specifically indicated.

No Dissenters’ Rights

Under Nevada law, stockholders are not entitled to dissenters’ rights of appraisal with respect to this proposal.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Board of Directors of the Company, on the recommendation of the Audit Committee of the Board, has appointed Rothstein, Kass & Co., P.C., independent registered public accountants, to perform the audit of the Company’s financial statements for the year ending December 31, 2008, and further directed that the selection of accountants be submitted for ratification by the stockholders at the Annual Meeting.

We have been advised by Rothstein, Kass & Co., P.C. that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent accountants and clients.  Rothstein, Kass & Co., P.C. provided audit and non-audit services to the Company in 2007 and 2006, which are described below. It is not anticipated that Rothstein, Kass & Co., P.C. will have a representative at the Annual Meeting.

All audit, audit-related and tax services were pre-approved by the Audit Committee, which concluded that the provision of such services by Rothstein, Kass & Co., P.C. was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee’s Charter provides for pre-approval of specifically described audit, audit-related and tax services by the Committee on an annual basis. Individual engagements that are anticipated to exceed pre-established thresholds will be considered on a case by case basis.

The following table shows the fees that were billed to the Company by Rothstein, Kass & Co., P.C. for professional services rendered for the fiscal years ended December 31, 2007 and December 31, 2006.

Fee Category	2007	2006

Audit Fees	$161,000	$154,000

Audit-related Fees		4,000

Tax Fees	32,000	33,000

All Other Fees

Total Fees	$193,000	$191,000

Audit Fees.  This category includes fees for the audit of the Corporation’s annual financial statements, review of financial statements included in the Corporation’s quarterly reports on Form 10-QSB and services that are normally provided by Rothstein, Kass & Co., P.C. in connection with statutory and regulatory filings or engagements.

Audit-Related Fees.  This category includes fees for assurance and related services that are reasonably related to the performance of the audit or review of the Corporation’s financial statements and are not included above under “Audit Fees.”

Tax Fees.  This category includes fees for tax compliance, tax advice, and tax planning.  These services include tax return preparation, expatriate tax services and international VAT tax planning.

All Other Fees.  This category includes all other fees not included in the above three categories.

In the event that stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm.  Even if the selection is ratified, the Board, at its discretion, may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

The Board of Directors recommends that stockholders vote FOR the ratification of the appointment of Rothstein, Kass & Co., P.C. as independent registered public accountants for the fiscal year ending December 31, 2008.

STOCKHOLDER PROPOSALS

Any proposal which a stockholder wishes to have presented at the 2009 Annual Meeting of Stockholders of the Company and included in the proxy materials used by the Company in connection with such meeting must be received at the principal executive office of the Company at 545 Fifth Avenue, Suite 940, New York, New York 10017, no later than February 13, 2009.  If such proposal is in compliance with all of the requirements of Rule 14a-8 promulgated under the Exchange Act it will be included in the Proxy Statement and set forth on the proxy card issued for the 2009 Annual Meeting of Stockholders.  It is urged that any such proposals be sent by certified mail, return receipt requested.

Stockholder proposals which are not submitted for inclusion in the Company’s proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to the Company’s Articles of Incorporation, which provide that business must be properly brought before the meeting by, or for the direction of, the Board of Directors, or otherwise properly brought before the meeting by a stockholder.  For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company.  To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders of the Company.  A stockholder’s notice shall set forth as to each matter the stockholder proposes to bring before an annual meeting such information as is specified in the Company’s Articles of Incorporation.  If the proposal is not made in accordance with the terms of the Articles of Incorporation, such proposal will not be acted upon at the Annual Meeting.  The SEC rules permit management to vote proxies in its discretion with respect to such matters if we advise stockholders how management intends to vote.  No stockholder proposals were received by the Company in connection with the 2008 Annual Meeting.

ANNUAL REPORTS

A copy of the Company’s Annual Report to Stockholders for the year ended December 31, 2007 accompanies this Proxy Statement.  Except for Item 10. “Executive and Director’s Compensation” of the Form 10-KSB for the year ended December 31, 2007, which is incorporated herein by reference, such Annual Report is not part of the proxy solicitation materials.

Upon receipt of a written request, the Company will furnish to any stockholder, without charge, a copy of the Company’s Annual Report on Form 10-KSB for fiscal 2007 required to be filed under the Exchange Act.  Such written requests should be directed to Secretary, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017.

FORWARD LOOKING STATEMENTS

This Proxy Statement contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding services, product development, product potential or financial performance. No forward-looking statement can be guaranteed and actual results may differ materially from those projected. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those mentioned in the risk factors and cautionary statements in Item 6.  “Our Plan of Operations and Important Factors to Consider” of the Company’s Form 10-KSB for the year ended December 31, 2007, and in our periodic reports on Form 10-QSB and current reports on Form 8-K, if any, which provisions the Company incorporates by reference.

OTHER MATTERS

Each proxy solicited hereby also confers discretionary authority on the proxies named therein to vote the proxy with respect to the approval of the minutes of the last meeting of stockholders, the election of any person as a Director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting.  Management is not aware of any business that may properly come before the Annual Meeting other than the matters described above in this Proxy Statement.  However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the discretion of the persons voting the proxies.

The Company may solicit proxies by mail, advertisement, telephone, facsimile and personal solicitation.  The cost of this solicitation of proxies will be borne by the Company.  The Company will also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy solicitation materials to the beneficial owners of the Company’s Common Stock. Directors and executive officers of the Company may solicit proxies personally or by telephone without additional compensation.

By Order of the Board of Directors

Rami S. Ramadan

President, Chief Executive Officer and

Chief Financial Officer

May 5, 2008

APPENDIX A

TRANS WORLD CORPORATION

CODE OF ETHICS FOR EXECUTIVE OFFICERS

(As Adopted By the Board of Directors in March 2004)

This Trans World Corporation (“TWC” or the “Company”) Code of Ethics (the “Code”) for Executive Officers applies to all executive officers of TWC and its reporting subsidiaries and all professionals serving in a finance, accounting, treasury, tax or investor relations role.  TWC expects all of its employees to act in accordance with the highest standards of personal and professional integrity in all aspects of their activities, to comply with all applicable laws, rules and regulations, to deter wrongdoing and abide by the other policies and procedures adopted by TWC that govern the conduct of its employees.

You agree to:

(a)           Engage in and promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(b)           Avoid conflicts of interest and to disclose to the Chief Financial Officer of the Company any material transaction or relationship that reasonably could be expected to give rise to such a conflict;

(c)           Take all reasonable measures to protect the confidentiality of non-public information about TWC or its subsidiaries and their customers obtained or created in connection with your activities and to prevent the unauthorized disclosure of such information unless required by applicable law or regulation or legal or regulatory process;

(d)           Produce full, fair, accurate, timely, and understandable disclosure in reports and documents that TWC or its subsidiaries files with, or submits to, the Securities and Exchange Commission and other regulators and in other public communications made by TWC or its subsidiaries;

(e)           Comply with applicable governmental laws, rules and regulations; and

(f)            Promptly report any possible violation of this Code to the Chief Financial Officer or any of the parties or channels listed in the Code.

You are prohibited from directly or indirectly taking any action to fraudulently influence, coerce, manipulate or mislead TWC’s or its subsidiaries’ independent public auditors for the purpose of rendering the financial statements of TWC or its subsidiaries misleading.

You understand that you will be held accountable for your adherence to this Code of Ethics.  Your failure to observe the terms of this Code of Ethics may result in disciplinary action, up to and including termination of employment.  Violations of this Code of Ethics may also constitute violations of law and may result in civil and criminal penalties for you, your supervisors and/or TWC.

If you have any questions regarding the best course of action in a particular situation, you should promptly contact the Company’s Chief Financial Officer.  You may choose to remain anonymous in reporting any possible violation of this Code of Ethics.

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APPENDIX B

TRANS WORLD CORPORATION

Amended and Restated

Audit Committee Charter

In light of recent changes of law, regulation and the Nasdaq Stock Market listing and qualification requirements, the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Trans World Corporation (“TWC” or the “Company”) desires to amend, update and entirely restate the charter for the governance of the Committee as follows:

I.              The Committee’s Purpose.  The Committee is appointed by the Board of Directors for the primary purpose of:

A.            Assisting the Board in its oversight of:

1.             the quality and integrity of the Company’s financial statements;

2.             the Company’s compliance with legal and regulatory requirements;

3.             the Company’s overall risk management profile;

4.             the independent auditor’s qualifications and independence; and

5.            the performance of the Company’s internal audit function and independent auditors.

B.            Preparing the annual Audit Committee Report to be included in the Company’s proxy statement.

II.            The Committee’s Duties and Responsibilities.  Company management is responsible for preparing financial statements; the Committee’s primary responsibility is oversight.  To carry out this responsibility, the Committee will undertake the following activities:

A.            General.

1.             To develop and maintain free and open means of communication with the Board, the Company’s independent auditors, the Company’s internal auditors, and the financial and general management of the Company;

2.             To perform any other activities as the Committee deems appropriate, or as are requested by the Board, consistent with this Charter, the Company’s Bylaws and applicable laws and regulations;

3.             To maintain and update, as appropriate, this Charter, which will be published on the Company’s website and disclosed in the Company’s proxy at least once every three years as required by the Securities and Exchange Commission’s (“SEC”) proxy rules; and

4.             To review with the Board any significant issues that arise with respect to the items listed in I.A.1 through I.A.5 above.

B.            The Company’s Financial Statements and Published Information.

1.             At least annually, to review:

a.             major issues regarding accounting principles and financial statement presentations including any significant changes in the Company’s selection or application of accounting principles,

as well as the clarity and completeness of the Company’s financial statements and items that impact the representational faithfulness, verifiability and neutrality of accounting information;

b.             analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative generally accepted accounting principles (“GAAP”) methods on the financial statements; and

c.             the effects of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

2.             To discuss the annual audited financial statements and quarterly financial statements (including matters outlined in SAS No. 61, “Communications with Audit Committees”) with the Company management and the independent auditors, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s SEC filings.

3.             To discuss the Company’s earnings press releases, as well as financial information and earning guidance provided to analysts and ratings agencies.  These discussions need not occur in advance of each release or each provision of guidance.

C.            Performance and Independence of the Company’s Independent Auditors.

1.             At least annually, to obtain and review a written report by the independent auditors describing:

a.             the independent auditing firm’s internal quality control procedures;

b.             any material issues raised by the most recent internal quality control review, or peer review, of the independent auditing firm;

c.             any material issues raised by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the independent auditing firm;

d.             any steps taken to deal with any issues raised in such internal quality control reviews, peer reviews, or governmental or professional authority inquiries or investigations; and

e.             all relationships between the independent auditor and the Company.

2.             To annually evaluate the independent auditor’s qualifications, performance and independence, including a review and evaluation of the lead partner, taking into account the opinions of Company management and the Company’s internal auditors, and to report its conclusions to the Board.

3.             To assure regular rotation of the lead audit partner, as required by law.

4.             To periodically meet separately with independent auditors.

5.             To set clear hiring policies for employees or former employees of the independent auditors.

D.            The Review of Services and Audit by Independent Auditor.

1.             To appoint, retain (with subsequent submission to the Company’s shareholders for ratification), compensate, evaluate and terminate the Company’s independent auditors, with sole authority to approve all audit engagement fees and terms, as well as all non-audit engagements with the independent auditors (these responsibilities may not be delegated to Company management).

2.             At least annually, to pre-approve all audit and non-audit services to be provided to the Company by its independent auditors (this responsibility may not be delegated to Company management and, to the extent that this responsibility is delegated to one or more members of the Committee, such member(s) must report such pre-approvals at the next scheduled meeting of the Committee) in accordance with the pre-approval guidelines.

3.             To ensure that the Company’s independent auditors do not perform any non-audit services that are prohibited by law or regulation.

4.             To review the scope of the annual audit to be performed by the Company’s independent auditors.

5.             To review with the independent auditor any audit problems or difficulties encountered in the course of the audit work, and Company management’s responses.

6.             To review the audit report and recommendations submitted by the Company’s independent auditors.

7.             To review the report required by Section 10A(k) of the Securities Exchange Act of 1934 from the independent auditor concerning:

a.             Critical accounting policies and practices to be used in the audit;

b.             Alternative treatments of financial information within GAAP that have been discussed with Company management, ramifications of the use of such alternative disclosure treatments, and the treatment preferred by the independent auditor; and

c.             Other material written communications between the independent auditor and Company management, such as any management letter or schedule of unadjusted differences.

E.             The Performance of the Company’s Internal Audit Function.

1.             To periodically meet separately with internal auditors.

2.             To review and approve the annual internal audit plan.

3.             To receive and review summaries and reports from the internal auditor with respect to its review of the operations of the Company and the systems of internal controls and, where deemed appropriate, management’s responses thereto.

4.             To review the activities, organizational structures, staffing and qualifications of the internal audit function.

F.             Controls Within the Company.

1.             To periodically meet separately with Company management including senior finance and accounting management.

2.             To annually review major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies.

3.             To review the results of the Company’s annual assessment relating to compliance with the Company’s Code of Ethics for Executive Officers.

4.             To receive quarterly a report from the Company’s Chief Executive and Chief Financial Officer describing:

a.             all significant deficiencies in the design or operation of internal controls which could adversely affect the issuer’s ability to record, process, summarize, and report financial data; and

b.             any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

5.             To establish procedures for:

a.             the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and

b.             the confidential, anonymous submission by employees of the issuer of concerns regarding questionable accounting or auditing matters.

G.            Review of Risk Management.

To discuss:

1.             guidelines and policies to govern risk assessment and risk management;

2.             the Company’s major risk exposures and the steps Company management has taken to monitor and control such exposures;

3.             to review the status of the security for the Company’s electronic data processing information systems, and the general security of the Company’s people, assets and information systems;

4.             to review the status of the Company’s financial instruments; and

5.             to receive annually and as required, reports from the Chief Financial Officer regarding financial, legal, regulatory and litigation issues.

III.           Authority to Retain Experts.  The Committee has the authority to select, direct and, if appropriate, terminate such experts as it deems necessary in the performance of its duties.  The Company shall bear all costs and expenses relating to the engagement of any such experts.

IV.           Annual Performance Evaluation of the Committee.  At least annually, the Committee will evaluate how well it has fulfilled its purpose during the previous year, and will report its findings to the full Board.

V.            Audit Committee Financial Expert.  At least one member of the Committee must have accounting or related financial management expertise as determined by the Board in accordance with applicable listing standards.  At least one member of the Committee must be an “audit committee financial expert” as defined by the regulations of the SEC.  The person with accounting or related financial management expertise and the “audit committee financial expert” can be one and the same.

VI.           Effective Date.  This Amended and Restated Audit Committee Charter shall be effective upon its adoption by the Board and shall not be retroactive.

INFORMATION CONCERNING COMMITTEE MEMBER QUALIFICATIONS, COMMITTEE MEMBER APPOINTMENT AND REMOVAL, COMMITTEE STRUCTURE AND OPERATIONS (INCLUDING AUTHORITY TO DELEGATE TO SUBCOMMITTEES), AND COMMITTEE REPORTING TO THE BOARD ARE ADDRESSED IN THE BOARD OF DIRECTORS COMMITTEE CHARTER APPENDIX WHICH IS ATTACHED HERETO AS “APPENDIX E.”

APPENDIX C

TRANS WORLD CORPORATION

Compensation Committee Charter

I.              The Committee’s Purpose.  The Compensation Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of Trans World Corporation (“TWC” or the “Company”) for the primary purpose of:

A.            Overseeing overall Company compensation policies and their specific application to executive officers elected by the Board and members of the Board; and

B.            Preparing an annual report on executive compensation for inclusion in the Company’s proxy statement, in accordance with applicable rules and regulations.

II.            The Committee’s Duties and Responsibilities.  The Committee has the following duties and responsibilities (responsibilities with respect to setting compensation of the Chief Executive Officer and other executive officers of the Company elected by the Board cannot be delegated to Company management).

A.            General.

1.             To approve compensation principles that apply generally to Company employees;

2.             To make recommendations to the Board with respect to incentive compensation plans and equity based plans;

3.             To select a peer group of companies against which to benchmark/compare the Company’s compensation systems for executive officers elected by the Board;

4.             To administer and otherwise exercise the various authorities prescribed for the Committee by the Company’s equity plans and other compensation plans;

5.             To monitor compensation trends and solicit independent advice where appropriate; and

6.             To perform any other activities as the Committee deems appropriate, or as are requested by the Board, consistent with this Charter, the Company’s Bylaws and applicable laws and regulations.

B.            Executive Officers.

1.             To regularly review and evaluate compensation of executive officers of the Company elected by the Board (see also special additional responsibilities with respect to the Chief Executive Officer in II.C. below);

2.             To approve any compensation-related action for executive officers of the Company elected by the Board; and

3.             To review and approve compensation arrangements for individuals who will be made offers to join the Company as an executive officer elected by the Board.

C.            Chief Executive Officer.

1.             To review and approve corporate goals and objectives relevant to the Chief Executive Officer’s compensation;

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2.             To evaluate the performance of the Chief Executive Officer in light of the approved corporate goals and objectives;

3.             To set the base salary and incentive compensation of the Chief Executive Officer based on the Committee’s evaluation of the competitive compensation practices and the Chief Executive Officer’s performance in achieving the corporate goals established for the position by the Committee; and

4.             To set the long-term incentive component of the compensation of the Chief Executive Officer considering the Company’s performance and relative shareholder return, and the value of incentive awards to chief executive officers at other comparable companies.

D.            Directors.

1.             To regularly review and evaluate the compensation program for Directors and, as appropriate, recommend changes to the Board; and

2.             To administer and otherwise exercise the various authorities prescribed for the Committee by TWC’s non-employee directors stock plans.

III.           Authority to Retain Experts.  Any compensation consultant used to assist in the evaluation of Director, Chief Executive Officer or executive officer compensation, as well as such other experts as the Committee deems necessary in the performance of its duties, will be selected, directed and, if appropriate, terminated by the Committee.  The Company will pay all fees and expenses relating to the engagement of any such consultant.

IV.           Annual Performance Evaluation of the Committee.  At least annually, the Committee will evaluate how well it has fulfilled its purpose during the previous year, and will report its findings to the full Board.

V.            Effective Date.  This Compensation Committee Charter shall become effective upon its adoption by the Board and shall not be retroactive.

INFORMATION CONCERNING COMMITTEE MEMBER QUALIFICATIONS, COMMITTEE MEMBER APPOINTMENT AND REMOVAL, COMMITTEE STRUCTURE AND OPERATIONS (INCLUDING AUTHORITY TO DELEGATE TO SUBCOMMITTEES), AND COMMITTEE REPORTING TO THE BOARD ARE ADDRESSED IN THE BOARD OF DIRECTORS COMMITTEE CHARTER APPENDIX WHICH IS ATTACHED HERETO AS “APPENDIX E.”

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APPENDIX D

TRANS WORLD CORPORATION

Nominating Committee Charter

I.              The Committee’s Purpose.  The Nominating Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of Trans World Corporation (“TWC” or the “Company”) for the primary purpose of:

A.            identifying individuals qualified to become members of the Board;

B.            recommending to the Board when new members should be added to the Board;

C.            recommending to the Board individuals to fill vacant Board positions;

D.            recommending to the Board the director nominees for the next annual meeting of shareholders;

E.             periodically reviewing and recommending to the Board updates to the Company’s Corporate Governance Guidelines;

F.             assisting the Board and the Company in interpreting and applying the Company’s Corporate Governance Guidelines, Code of Ethics for Executive Officers and other issues related to Company and employee governance and ethics; and

G.            evaluation of the Board and its members.

II.            The Committee’s Duties and Responsibilities.  The Committee has the following duties and responsibilities:

A.            Board Vacancies.  When a vacancy occurs on the Board by reason of disqualification, resignation, retirement, death or an increase in the size of the Board, to present the Committee’s recommendation of a replacement member to the Board.

B.            Director Criteria.  To consider, at a minimum, the following factors in recommending to the Board potential new Board members, or the continued service of existing members:

1.             the characteristics described in the Corporate Governance Guidelines (i.e., demonstrated character and integrity; experience at a strategy or policy setting level; high-level managerial experience in a relatively complex organization, or experience dealing with complex problems; an ability to work effectively with others; sufficient time to devote to the affairs of the Company; and freedom from conflicts of interest);

2.             whether the member or potential member assists in achieving a mix of Board members that represents a diversity of background and experience, including with respect to age, gender, international background, race, and specialized experience;

3.             whether the member or potential member is subject to a disqualifying factor as described in the Corporate Governance Guidelines (i.e., relationships with competitors, customers, suppliers, contractors, investment bankers, counselors or consultants, or recent previous employment with the Company);

4.             whether an existing member has reached retirement age or a term limit as described in the Corporate Governance Guidelines;

5.             the member’s or potential member’s independence;

6.             whether the member or potential member would be considered a “financial expert” or “financially literate” as described in applicable listing standards, legislation or Audit Committee guidelines;

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7.             the extent of the member’s or potential member’s business experience, technical expertise, or specialized skills or experience;

8.             whether the member or potential member, by virtue of particular experience relevant to the Company’s current or future business, will add specific value as a Board member; and

9.             any factors related to the ability and willingness of a new member to serve, or an existing member to continue his or her service.

C.            Board Committees.  At the first meeting of the Board following the annual meeting of shareholders, to propose to the Board appropriate members for all Board Committees.

D.            Board Size.  To make recommendations to the Board about exercising the Board’s authority to determine the number of its members.

E.             Oversight of the Evaluation of the Board and Management.  To be responsible for overseeing the evaluation of the Board and Company management in the following respects:

1.             By annually reviewing the performance of the Board as a whole, and reporting the results of its review to the Board; and

2.             By annually reviewing the performance of the Board members who are expected to stand for election at the next annual meeting.

F.             Corporate Governance Guidelines.  To maintain and update, as appropriate, the Company’s Corporate Governance Guidelines.

G.            Code of Ethics.  To assist the Board and the Company in interpreting and applying the Company’s Code of Ethics for Executive Officers and other issues related to the Company and employee governance and ethics.

H.            Director Removal.  To recommend to the Board the removal of a Director where appropriate.

I.              Director Independence.  To recommend to the Board standards for Director independence.

J.             Other Activities.  To perform any other activities as the Committee deems appropriate, or as are requested by the Board, consistent with this Charter, the Company’s Bylaws and applicable law.

III.           Authority to Retain Experts.  The Committee has the authority to select, direct and, if appropriate, terminate any search firm used to identify candidates for Board membership (or to establish other procedures to develop potential candidates for consideration) as well as any such other experts as it deems necessary in the performance of its duties.  The Company shall bear all costs and expenses relating to the engagement of such search firm or experts.

IV.           Annual Performance Evaluation of the Committee.  At least annually, the Committee will evaluate how well it has fulfilled its purpose during the previous year, and will report its findings to the full Board.

V.            Effective Date.  This Nominating Committee Charter shall be effective upon its adoption by the Board and shall not be retroactive.

INFORMATION CONCERNING COMMITTEE MEMBER QUALIFICATIONS, COMMITTEE MEMBER APPOINTMENT AND REMOVAL, COMMITTEE STRUCTURE AND OPERATIONS (INCLUDING AUTHORITY TO DELEGATE TO SUBCOMMITTEES), AND COMMITTEE REPORTING TO THE BOARD ARE ADDRESSED IN THE BOARD OF DIRECTORS COMMITTEE CHARTER APPENDIX WHICH IS ATTACHED HERETO AS “APPENDIX E.”.

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APPENDIX E

Board of Directors

Committee Charters Appendix

Each of the Audit, Nominating and Compensation Committees (each, a “Committee”) of the Board of Directors (the “Board”) of Trans World Corporation (“TWC” or the “Company”) has its own Charter.  This Appendix describes certain items that are applicable to all the Charters, including Committee member qualifications; Committee member appointment and removal; Committee structure and operations; and Committee reporting to the Board.

I.              Committee Member Qualifications.  To be a member of a Board Committee, a Board member must meet the following requirements:

A.            Knowledge.  He or she must have, or obtain within a reasonable period of time after his or her appointment to the Committee, familiarity with the key issues relevant to the work of the Committee.

B.            Independence.  For the Audit, Compensation and Nominating Committees, he or she must be “independent” as determined by the Board in accordance with applicable law, regulation and listing standards (in accordance with the Company’s Corporate Governance Guidelines, each of the other committees must have at least one (1) member who is independent).

C.            For the Audit Committee:

1.             Compensation.  He or she and members of his or her immediate family and entities of which he or she is a partner, member, officer, director or significant (greater than 10%) shareholder must not receive any compensation from the Company, except for his or her director’s fees (prohibited compensation includes fees paid for accounting, consulting, legal, investment banking or financial advisory services);

2.             Ownership. He or she must not be the beneficial owner, directly or indirectly, of more than ten percent (10%) of any class of the Company’s voting equity securities, or be an executive officer of the Company unless the Board determines that such ownership or service will not impair his or her ability to serve on the Company’s Audit Committee;

3.             Other Service.  He or she must not be serving simultaneously on the audit committees of more than two (2) other companies, unless the Board determines that such service will not impair his or her ability to serve on the Company’s Audit Committee; and

4.             Financial Literacy.  He or she must be financially literate, as determined by the Board, or must become financially literate.

II.            Committee Member Appointment and Removal.

A.            Appointment.  At the first meeting of the Board following the Annual Meeting of Shareholders, the Board will, by resolution, designate an Audit, Compensation, and Nominating Committee of the Board, each consisting of not fewer than two (2) members.  The Board may also appoint additional members from time to time throughout the year.

B.            Removal.  The Board may remove a member from the Committee at any time; provided, however, that if removing a member or members of the Committee would cause the Committee to have fewer than two (2) members, then the Board must at the same time appoint enough additional members to the Committee so that the Committee will have at least two (2) qualified members.

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III.           Committee Structure and Operations.

A.            Appointment of Chairman.  At the time the Board appoints members of the Committee, the Board will also appoint one of the members to act as Chairman of the Committee.  In addition to chairing meetings of the Committee, the Chairman will be the liaison to Company management, and will be responsible for setting the agenda for meetings, reporting to the Board as described in Item IV below, and will be available to answer questions at annual meetings of shareholders.  The Chairman may temporarily delegate his or her responsibilities if he or she is not available to perform them.

B.            Removal of Chairman.  The Chairman may be removed by the Board at any time, provided that a new Chairman is appointed by the Board at the same time.

C.            Quorum.  A majority of the Committee will constitute a quorum.

D.            Voting.  Each member of the Committee will have one (1) vote.

E.             Required Vote.  Action may be taken with the approval of a majority of the Committee present at a duly constituted meeting.  Actions may be taken without a meeting with the affirmative vote or approval of all members of the Committee.

F.             Delegation.  Except where otherwise prohibited, the Committee may delegate to a subcommittee or to the Chairman the right to hear and determine any issue (whether specific or general) on behalf of the whole Committee, and the Committee may also delegate administrative tasks to employees of the Company; provided, however, that no such delegation can alter the fundamental duties and responsibilities of the Committee.

G.            Meetings.

1.             Frequency.  Unless the particular Committee determines that fewer meetings are required in a particular year, the Nominating Committee will meet at least once per year; the Audit Committee will meet at least four (4) times per year; and the Compensation Committee will meet at least twice per year.

2.             Calling of Meetings.  The Committee will meet at the request of any member of the Committee, at the time specified in the request.

3.             Form of Meetings.  Meetings may be in person or by telephone or other form of interactive real time electronic communication.

4.             Notice of Meetings.  Notice of meetings will be given to each member, normally at least one (1) day before the meeting.  Any meeting at which all members are present will be a duly called meeting, whether or not notice was given.

5.             Participation in Meetings.  The Committee may include in its meetings members of the Company’s management, other members of the Board, or third parties; provided, however, that at least once per year the Audit and Compensation Committees will meet in either a full meeting or as a portion of a meeting, without the Chief Executive Officer or other employees of the Company present, to discuss any matters that the Committee deems appropriate.

IV.           Committee Reporting to the Board.  At the next meeting of the Board after any Committee meeting, the Chairman or his or her nominee will provide the Board with a report on the matters addressed at the Committee meeting.

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May 5, 2008

Dear Stockholder:

                You are cordially invited to attend the Annual Meeting of Stockholders of Trans World Corporation. The meeting will be held at the Route 59 Casino, located at 199 American Way, Hate-Chvalovice, Znojmo 669 02, Czech Republic, on Friday, June 13, 2008, at 5:00 p.m. Czech Republic time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

                The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the attached Proxy Statement, the Board unanimously recommends that you vote “FOR” the Board’s nominees for director and “FOR” the proposal to amend the Company’s Articles of Incorporation and “FOR” the ratification of Rothstein, Kass & Company P.C. as the independent registered public accountants for the Company’s fiscal year ending December 31, 2008. Directors and officers of the Company will be present at the Annual Meeting to respond to any questions that stockholders may have.

                It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

                Your continued support of, and interest in, Trans World Corporation are greatly appreciated.

Sincerely,

Rami S. Ramadan

President, Chief Executive Officer and

Chief Financial Officer

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

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REVOCABLE PROXY

TRANS WORLD CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

June 13, 2008

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 13, 2008 AND AT ANY ADJOURNMENT THEREOF.

        The undersigned, being a stockholder of Trans World Corporation (the “Company”) as of May 2, 2008, hereby authorizes Rami S. Ramadan or any successors thereto as proxy with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Route 59 Casino, located at 199 American Way, Hate-Chvalovice, Znojmo 669 02, Czech Republic, on Friday, June 13, 2008, at 5:00 p.m. Czech Republic time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present.

If your address has changed, please correct the address in the space provided below.

I PLAN TO ATTEND THE ANNUAL MEETING:	YES ☐ NO ☐

(Continued, and to be marked, dated and signed, on the other side.)

(THIS PAGE INTENTIONALLY LEFT BLANK)

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

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REVOCABLE PROXY - TRANS WORLD CORPORATION

                SHARES OF THE COMPANY’S COMMON STOCK WILL BE VOTED AS SPECIFIED.  IF RETURNED, BUT NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL OF THE PROPOSALS BELOW.  YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

	FOR	WITHHOLD AUTHORITY	2. PROPOSAL to amend the Company’s Articles of Incorporation to increase the number of shares of authorized common stock.

1. ELECTION OF DIRECTORS	☐	☐	FOR	AGAINST	ABSTAIN

To withhold authority to vote for any individual nominee, strike a line  through that nominee’s name in the following list.  (1) Geoffrey B. Baker (2) Timothy G. Ewing (3) Julio E. Heurtematte, Jr. (4) Rami S. Ramadan (5) Malcolm M.B. Sterrett

			☐	☐	☐

3. PROPOSAL to ratify the appointment by the Board of Directors of Rothstein, Kass & Company, P.C. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2008.

			FOR	AGAINST	ABSTAIN
			☐	☐	☐
4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature		Signature		Date

Please sign above exactly as your name(s) appear(s) on this proxy.  When signing in a representative capacity, please give full title.  When shares are held jointly, only one holder needs to sign.  Please act promptly.  Sign, date and mail your proxy card today.